UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2015

IGNYTA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36344	45-3174872
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11111 Flintkote Avenue

San Diego, California 92121

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 255-5959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 9, 2015, Anna F. Farago, M.D., Ph.D., of the Center for Thoracic Cancers at Massachusetts General Hospital, presented an abstract relating to entrectinib, Ignyta Inc.’s proprietary oral tyrosine kinase inhibitor targeting solid tumors that harbor activating alterations to TrkA, TrkB, TrkC, ROS1 or ALK, in a mini-oral presentation at the 16th World Conference on Lung Cancer in Denver, Colorado. The presentation, which is attached hereto as Exhibit 99.1, details a clinical case study in which entrectinib therapy resulted in rapid clinical improvement accompanied by radiographic evidence of a systemic partial response and near complete resolution of multiple CNS metastases in a patient with non-small cell lung cancer harboring an NTRK1 gene rearrangement whose disease had progressed after multiple prior therapies.

The information contained in this Item 7.01 and in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Presentation, dated September 9, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2015.	IGNYTA, INC.

	By:	/s/ Jonathan Lim, M.D.
	Name:	Jonathan Lim, M.D.
	Title:	President, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation, dated September 9, 2015

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